UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 26, 1999

                               COMCAST CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                000-06983                 23-1709202
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS employer
   of incorporation)                file number)            identification no.)

             1500 Market Street, Philadelphia, PA          19102-2148
           ----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (215) 665-1700
                                                           --------------

ITEM 5.   OTHER EVENTS

     On May 26, 1999, Comcast Corporation, a Pennsylvania corporation ("Comcast"), and Jones Intercable, Inc., a Colorado corporation and an indirect controlled subsidiary of Comcast ("Jones") announced agreements (the "Agreements") to swap certain cable systems with Adelphia Communications, a Delaware corporation. A press release announcing the Agreements was issued by Comcast and Jones on May 26, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.


ITEM 7(c).   EXHIBITS

99.1      Press Release dated May 26, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     COMCAST CORPORATION

Dated: May 27, 1999                  By: /s/ Joseph J. Euteneuer
                                         ---------------------------------------
                                         Joseph J. Euteneuer
                                         Vice President and Corporate Controller

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